UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2024

EMCORE CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	001-36632	22-2746503
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Clark Drive Budd Lake, New Jersey	07828
(Address of principal executive offices)	(Zip Code)

(626) 293-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	EMKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On November 7, 2024, EMCORE Corporation, a New Jersey corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Velocity One Holdings, LP, a Delaware limited partnership (“Parent”), Aerosphere Power Inc., a New Jersey corporation that, at the effective time of the Merger (as defined below) will be an indirect wholly owned subsidiary of Parent (“Parent Group Member”), and Velocity Merger Sub, Inc., a New Jersey corporation that, at the effective time of the Merger will be an indirect wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger and becoming an indirect wholly owned subsidiary of Parent.

The Company’s board of directors (the “Board”) unanimously determined that the transactions contemplated by the Merger Agreement, including the Merger, are advisable, fair to, and in the best interests of the Company and the Company’s shareholders; approved the Merger Agreement and the transactions contemplated by the Merger Agreement; and recommended that the Company’s shareholders vote to adopt and approve the Merger Agreement and the Merger.

As previously disclosed in the Company’s Current Report on Form 8-K filed on October 1, 2024, the Company confirmed on October 1, 2024 that it had received an unsolicited, non-binding proposal from Mobix Labs, Inc. (“Mobix”) to acquire all of the Company’s outstanding shares for $3.80 per share in cash (the “Alternative Proposal”). Consistent with its fiduciary duties and in consultation with the Company’s financial and legal advisors, the Board carefully considered the Alternative Proposal, including by engaging in discussions with Mobix, and despite the difference in price between the Alternative Proposal and the transactions contemplated by the Merger Agreement, the Board determined that the transactions contemplated by the Merger Agreement provided the best combination of price and deal certainty, including with respect to the certainty of financing for the purchase price and likelihood of closing. Consistent with its fiduciary duties, the Board and the Company’s management team are committed to acting in the best interests of the Company’s shareholders and to seeking to maximize shareholder value. The Company does not intend to provide further public updates regarding the Alternative Proposal, other potential transactions, or any third party offers that may be considered by the Company, unless required by applicable law, a regulatory body, or the Merger Agreement.

Under the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of common stock, no par value, of the Company (subject to certain exceptions set forth in the Merger Agreement) will be converted into the right to receive $3.10 per share in cash, without interest, subject to any withholding taxes (the “Merger Consideration”).

Immediately prior to the effective time of the Merger:

•	each outstanding restricted stock unit award subject to time-based vesting restrictions, whether vested or unvested, that is outstanding under any Company equity plan will be canceled in consideration for the right to receive a lump sum cash payment (less any applicable tax withholdings) equal to the product obtained by multiplying (1) the amount of the Merger Consideration by (2) the total number of shares of the Company’s common stock represented by such restricted stock unit award subject to time-based vesting restrictions;

•	each outstanding restricted stock unit award subject to performance vesting conditions that is outstanding under any Company equity plan (a) to the extent not vested, will be deemed to have satisfied such performance vesting conditions at 100% of target and will have any time-based vesting conditions waived, and (b) will be canceled in consideration for the right to receive a lump sum cash payment (less any applicable tax withholdings) equal to the product obtained by multiplying (1) the amount of the Merger Consideration by (2) the total number of shares of the Company’s common stock represented by such restricted stock unit award subject to performance vesting conditions; and

•	each outstanding stock option of the Company (if any), whether vested or unvested, will be canceled and converted into the right to receive (without interest) a lump sum cash payment (less applicable tax withholdings) equal to the product obtained by multiplying (1) the excess, if any, of the amount of the Merger Consideration over the per share exercise price of such stock option by (2) the total number of shares of the Company’s common stock underlying such stock option. Any stock option, whether vested or unvested, for which the per share exercise price attributable to such stock option is equal to or greater than the Merger Consideration will be canceled as of the effective time of the Merger for no consideration.

Consummation of the Merger is subject to the satisfaction or waiver of customary closing conditions (collectively, “Closing Conditions”), including: (1) approval by the Company’s shareholders of the Merger Agreement and the transactions contemplated by the Merger Agreement, (2) the absence of any laws or orders by a governmental entity having jurisdiction over any party to the Merger Agreement that make illegal, enjoin, or prohibit consummation of the Merger or the transactions contemplated by the Merger Agreement, and (3) the absence of a Company Material Adverse Effect (as defined in the Merger Agreement) between the date of the Merger Agreement the closing of the Merger.

Assuming the satisfaction of the conditions set forth in the Merger Agreement, the Company expects the Merger to close during the quarter ending March 31, 2025. Following the effective time of the Merger, the Company’s common stock will be delisted from the Nasdaq Stock Market LLC and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Merger Agreement contains customary representations, warranties, and covenants made by each of the Company, Parent Group Member, Parent, and Merger Sub, including, among others, covenants by the Company, Parent Group Member, Parent, and Merger Sub regarding the conduct of their respective businesses prior to the earlier of the effective time of the Merger or the termination, if any, of the Merger Agreement. Except as provided in the Merger Agreement, from the date of the Merger Agreement until the earlier of the effective time of the Merger or the termination, if any, of the Merger Agreement, the Company is subject to customary “no-shop” restrictions pursuant to which the Company shall not, among other things: (1) directly or indirectly solicit, initiate, or knowingly take any action to facilitate or encourage the submission of any bona fide inquiry, proposal, or offer that constitutes or would reasonably be expected to lead to a Takeover Proposal (as defined in the Merger Agreement); or (2) continue, conduct, or engage in any discussions or negotiations with, disclose any material non-public information to, afford access to the business, properties, assets, books, or records of the Company or any of its subsidiaries to, or knowingly assist, participate in, facilitate, or encourage any effort by, any third part relating to a Takeover Proposal or any inquiry or proposal that would reasonably be expected to lead to a Takeover Proposal. In addition, the Company has agreed that, subject to certain exceptions, the Board will not effect a Company Adverse Recommendation Change (as defined in the Merger Agreement) (which includes failing to make, withholding, withdrawing, amending, modifying, or materially qualifying the Board’s recommendation that the Company’s shareholders adopt and approve the Merger Agreement and the transactions contemplated by the Merger Agreement) or enter into a contract relating to any Takeover Proposal. The Company has also agreed that it will file with the Securities and Exchange Commission (the “SEC”) a proxy statement in preliminary form relating to the adoption of the Merger Agreement by the Company’s shareholders and a shareholder advisory vote regarding certain executive compensation (if required) as soon as reasonably practicable after the date of the Merger Agreement, and will convene and hold a special meeting of the Company’s shareholders (“Special Meeting”) to consider the foregoing as soon as reasonably practicable after the date of the Merger Agreement.

The Merger Agreement may be terminated at any time prior to the closing of the Merger by the mutual written consent of the Company, Parent, and Merger Sub. In addition, either the Company or Parent may terminate the Merger Agreement if, among certain other circumstances, (1) the Merger has not been consummated on or before May 7, 2025 (the “End Date”), or (2) the Company’s shareholders fail to adopt the Merger Agreement at the Special Meeting. The Company may terminate the Merger Agreement in certain additional limited circumstances, including if, prior to the adoption of the Merger Agreement by the Company’s shareholders at the Special Meeting, the Board authorizes the Company, subject to material compliance with the “no-shop” restrictions in the Merger Agreement, to enter into a contract relating to any Takeover Proposal in respect of a Superior Proposal (as defined in the Merger Agreement); provided, that prior to or concurrently with such termination, the Company shall have paid a termination fee of $1.5 million, as discussed further below. Parent may terminate the Merger Agreement in certain additional limited circumstances, including if a Company Adverse Recommendation Change has occurred or the Company has approved or adopted, or recommended the approval or adoption of, a contract relating to any Takeover Proposal.

Upon termination of the Merger Agreement under specified limited circumstances, the Company will be required to pay Parent a termination fee of $1.5 million. Specifically, this termination fee is payable by the Company to Parent if (1) Parent terminates the Merger Agreement because a Company Adverse Recommendation Change has occurred (including, but not limited to, with respect to an Intervening Event (as defined in the Merger Agreement)) or the Company has approved or adopted, or recommended the approval or adoption of, a contract relating to any Takeover Proposal, (2) the Company breaches the “no-shop” restrictions in any material respect and the Company fails to cure such material breach within fifteen (15) days after written notice thereof is given by Parent to the Company, or (3) the Company terminates the Merger Agreement because prior to the adoption of the Merger Agreement by the Company’s shareholders at the Special Meeting, the Board authorizes the Company, subject to material compliance with the Merger Agreement, to enter into a contract relating to any Takeover Proposal in respect of a Superior Proposal.

This termination fee will also be payable by the Company to Parent in the event that (a) Parent terminates the Merger Agreement because the Company breached any representation, warranty, covenant, or agreement in the Merger Agreement such that certain conditions to the closing of the Merger would not be satisfied and such breach is incapable of being cured by the End Date or if capable of being cured by the End Date, shall not have been cured prior to a certain prescribed date; or (b) the Company or Parent terminates the Merger Agreement because (1) the merger has not been consummated on or before the End Date, or (2) the Company’s shareholders fail to adopt the Merger Agreement at the Special Meeting; and, in each case (A) prior to the termination, a Takeover Proposal (with references to 20% in its definition deemed to be 50% pursuant to the Merger Agreement) has been publicly disclosed or, with respect to the terminations pursuant to clause (b)(1) or clause (a), otherwise made to the Company or the Board and (B) within twelve (12) months following the date of such termination, the Company has entered into a definitive agreement with respect to, or consummated, the Takeover Proposal from clause (A) or any Takeover Proposal for greater consideration than the Aggregate Merger Consideration (as defined in the Merger Agreement).

Except in the case of a Willful Breach (as defined in the Merger Agreement) of the Merger Agreement or Fraud (as defined in the Merger Agreement) by the Company (in which case Parent will be entitled to seek monetary damages, recovery, or award from the Company), the parties agree that Parent’s right to receive the termination fee in the circumstances described above shall be the sole and exclusive monetary remedy of Parent Group Member, Parent, and Merger Sub against the Company, its subsidiaries, and their related parties for all losses and damages suffered as a result of the failure of the transactions contemplated by the Merger Agreement to be consummated or for a breach or failure to perform under the Merger Agreement.

Upon termination of the Merger Agreement under other specified limited circumstances, Parent will be required to pay the Company a termination fee of $2.0 million. Specifically, this termination fee is payable by Parent to the Company if the Merger Agreement is terminated by the Company because (1) Parent Group Member, Parent, or Merger Sub has breached any representation, warranty, covenant, or agreement in the Merger Agreement such that certain conditions to the closing of the Merger would not be satisfied and such breach is incapable of being cured by the End Date or if capable of being cured by the End Date, shall not have been cured prior to a certain prescribed date, or (2) certain conditions to the closing of the Merger, including the Closing Conditions and the conditions to Parent’s and Merger Sub’s obligations to consummate the Merger have been satisfied or, if applicable, waived in accordance with the Merger Agreement, the Company has indicated that it is willing and able to consummate the Merger, and Parent and Merger Sub fail to consummate the Merger as required pursuant to, and in the circumstances specified in, the Merger Agreement. Except in the case of a Willful Breach of the Merger Agreement or Fraud by Parent Group Member, Parent, or Merger Sub (in which case the Company will be entitled to seek monetary damages, recovery, or award from the Parent Group Member, Parent, or Merger Sub), the parties agree that the Company’s right to receive the termination fee shall be the sole and exclusive monetary remedy of the Company against Parent Group Member, Parent, and Merger Sub and their related parties for all losses and damages suffered as a result of the failure of the transactions contemplated by the Merger Agreement to be consummated or for a breach or failure to perform under the Merger Agreement.

Pursuant to an equity commitment letter dated November 7, 2024, and subject to the terms and conditions set forth therein, Charlesbank Equity Fund X, Limited Partnership (the “Guarantor”) has committed to invest or cause to be invested in the equity capital of Parent an aggregate amount of up to $37.0 million for the purposes of financing the Merger and other transactions contemplated by the Merger Agreement, including the Merger Consideration. The equity commitment letter names the Company as an express third-party beneficiary to enforce the equity commitment letter, including by seeking specific performance. In addition, the Guarantor has entered into a limited guarantee dated November 7, 2024 in favor of the Company, pursuant to which the Guarantor is guaranteeing certain of the termination fee obligations of Parent and Merger Sub in connection with the Merger Agreement.

The Merger Agreement also provides that the parties to the Merger Agreement may specifically enforce the performance of the terms and provisions of the Merger Agreement, in addition to any other remedy to which they are entitled at law or in equity. Except as set forth in the Merger Agreement (including where the Company will be required to pay Parent a termination fee if Parent terminates the Merger Agreement because a Company Adverse Recommendation Change has occurred or the Company has approved or adopted, or recommended the approval or adoption of, a contract relating to any Takeover Proposal), the Company may concurrently seek specific performance or other equitable relief subject to the terms of the Merger Agreement and payment of the termination fee by Parent or other monetary damages, remedy, or award. The Company also has the right to an injunction, specific performance, or other equitable remedies in connection with enforcing Parent’s and Merger Sub’s obligations to consummate the Merger and cause the equity financing to be funded in order to fund the Merger Consideration (including to cause Parent to enforce the Guarantor’s obligations under the equity commitment letter in order to cause the equity financing to be timely completed in accordance with and subject to the terms and conditions set forth in the equity commitment letter).

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement contains representations and warranties by each of the Company, Parent, and Merger Sub. These representations and warranties were made solely for the benefit of the parties to the Merger Agreement and:

•	should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	may have been qualified in the Merger Agreement by disclosures that were made to the other party in connection with the negotiation of the Merger Agreement;

•	may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws; and

•	were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement.

Item 8.01	Other Events.

On November 8, 2024, the Company and Parent issued a joint press release announcing the parties’ entry into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Additional Information and Where to Find It

In connection with the proposed transaction among the Company, Parent, Parent Group Member, and Merger Sub (the “Proposed Transaction”), the Company will file relevant materials with the SEC, including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). This Current Report on Form 8-K is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its shareholders in connection with the Proposed Transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION, AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of such documents (when available) through the website maintained by the SEC at http://www.sec.gov, or by visiting the Company’s website at www.emcore.com or by contacting the Company by email at legal@emcore.com.

Participants in the Solicitation of Proxies

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transaction. Information about the directors and executive officers of the Company is set forth in: (i) the Company’s proxy statement for its 2024 annual meeting of shareholders under the heading “Proposal 1” (including “Election of Directors,” “Election of Directors—Recommendation of the Board of Directors,” “Election of Directors—Director Compensation for Fiscal Year 2023,” “Compensation Discussion and Analysis,” “Executive Compensation,” and “Ownership of Securities—Security Ownership of Certain Beneficial Owners and Management”), which was filed with the SEC on January 26, 2024 and is available at https://www.sec.gov/Archives/edgar/data/808326/000119312524016707/d561983ddef14a.htm; (ii) the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Item 13. Certain Relationships and Related Transactions, and Director Independence,” which was filed with the SEC on December 27, 2023 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000808326/000080832623000031/emkr-20230930.htm; and (iii) to the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Company’s proxy statement for its 2024 annual meeting of shareholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC (which are available at EDGAR Search Results https://www.sec.gov/edgar/search/#/category=form-cat2&ciks=0000808326&entityName=EMCORE%2520CORP%2520(EMKR)%2520(CIK%25200000808326)). Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the Proposed Transaction when such materials become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by the Company will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.emcore.com.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Exchange Act related to the Company and the Proposed Transaction. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve risks and uncertainties that could significantly affect the financial or operating results of the Company. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “can,” “could,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “may,” “plan,” “project,” “should,” “target,” “will,” and “would” and the negative of these terms or other similar expressions. Forward-looking statements in this Current Report on Form 8-K include, among other things, statements about the potential benefits of the Proposed Transaction, including future plans, objectives, expectations, and intentions; the anticipated timing of closing of the Proposed Transaction; and the anticipated delisting and deregistration of the Company’s common stock. In addition, all statements that address operating performance, events or developments that the Company expects or anticipates will occur in the future — including statements relating to creating value for shareholders, benefits of the Proposed Transaction, and the expected timetable for completing the Proposed Transaction — are forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results, including the actual results of the Company to differ materially from those expressed or implied by such statements. These risks and uncertainties include, among other things, risks related to the possibility that the conditions to the consummation of the Proposed Transaction will not for any reason be satisfied (including the failure to obtain the approval of the Merger Agreement by the Company’s shareholders) in the anticipated timeframe or at all; risks related to the ability to realize the anticipated benefits of the Proposed Transaction; the ability to retain and hire key personnel; negative effects of the announcement or failure to consummate the Proposed Transaction on the market price of the capital stock of the Company and on the Company’s operating results, including that the Company’s stock price may decline significantly if the Proposed Transaction is not consummated; the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, which in certain circumstances may require the Company to pay a termination fee; significant transaction costs, fees, expenses and charges; operating costs, customer loss, and business disruption (including, without limitation, difficulties in maintaining employee, customer, or other business, contractual, or operational relationships following the Proposed Transaction announcement or closing of the Proposed Transaction and the diversion of the attention of the Company management from its ongoing business); failure to consummate or delay in consummating the Proposed Transaction for any reason; risks related to the Company’s ability to manage existing cash resources for operations and continue as a going concern; risks and uncertainties related to sales of the Company’s businesses, assets, and product lines, and unanticipated adverse effects or liabilities from such divestitures; risks related to restructuring activities, including any resulting disruptions to the Company’s operations, and costs and expenses incurred, and resulting operational cost savings arising, in connection therewith; the Company’s ability to remediate the material weakness in its internal controls over financial reporting and its identification of any other material weakness that may adversely affect the accuracy and timing of the Company’s financial reporting; the rapidly evolving markets for the Company’s products and uncertainty regarding the development of these markets; dependence on customers or other third parties; difficulties in commercializing new products, including delays and the failure of new products to perform as expected, to be manufactured at acceptable volumes, yields, and cost, to be qualified and accepted by the Company’s customers, and to successfully compete with products offered by competitors; uncertainties concerning the availability and cost of commodity materials and externally-made specialized product components; actions by competitors; risks and uncertainties related to laws, regulations, and legal proceedings, including litigation matters relating to the Proposed Transaction or otherwise impacting the Company generally, including the nature, cost, and outcome of any litigation and other legal proceedings related to the Proposed Transaction that may be instituted against the parties and others following the announcement of the Proposed Transaction; acquisition-related risks; risks related to the conversion of order backlog into product revenue and the timing thereof; risks related to the financing of the Proposed Transaction; economic changes in global markets, such as inflation and interest rates, and recession; government policies (including policy changes affecting the technology and aerospace and defense industries, taxation, trade, tariffs, immigration, customs, and border actions) and other external factors that the Company cannot control; risks related to intellectual property, privacy matters, and cyber security (including losses and other consequences from failures, breaches, attacks, or disclosures involving information technology infrastructure and data); other business effects (including the effects of industry, market, economic, political, or regulatory conditions); and other risks and uncertainties, including, but not limited to, those described in the Company’s Annual Report on Form 10-K on file with the SEC and from time to time in other filed reports including the Company’s Quarterly Reports on Form 10-Q.

A further description of risks and uncertainties relating to the Company can be found in its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov.

There can be no assurance that the Proposed Transaction will in fact be consummated. If the Proposed Transaction is consummated, the Company’s shareholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. The Company cautions investors not to unduly rely on any forward-looking statements, which speak only as of the date thereof. The Company does not intend to update or revise any forward-looking statements as the result of new information or future events or developments, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
2.1*+	Agreement and Plan of Merger, dated as of November 7, 2024, by and among Velocity One Holdings, LP, Aerosphere Power Inc., Velocity Merger Sub, Inc., and EMCORE Corporation.

99.1	Press Release dated November 8, 2024.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

*    Schedules (or similar attachments) to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC on a confidential basis upon request.

+    Certain information was redacted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION

Date: November 8, 2024	By:	/s/ Tom Minichiello
	Name:	Tom Minichiello
	Title:	Chief Financial Officer

9